UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-8544

FPA FUNDS TRUST’S FPA CRESCENT FUND AND FPA INTERNATIONAL VALUE FUND
(Exact name of registrant as specified in charter)

11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA			90064
(Address of principal executive offices)			(Zip code)

J. RICHARD ATWOOD, 11400 WEST OLYMPIC BLVD., SUITE 1200, LOS ANGELES, CALIFORNIA 90064
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-473-0225

Date of fiscal year end:	DECEMBER 31

Date of reporting period:	JUNE 30, 2012

Item 1. Report to Stockholders.

Semi-Annual Report

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

FPA Crescent Fund

June 30, 2012

FPA CRESCENT FUND
LETTER TO SHAREHOLDERS

Dear Shareholders:

Overview

FPA Crescent declined 2.9% in the second quarter amidst global market weakness, but increased 3.5% for the first half. We continue to maintain our conservative posture given our cautious outlook that we lay out in the commentary below. Please turn to page 16 for additional information about Fund performance and statistics.

The top individual contributors and detractors from our quarterly performance are as follows:

Winners	Losers
Wal-Mart	Cisco Systems

Petsmart	Canadian Natural Resources

Anheuser-Busch INB	Western Digital

Our top losers marginally offset the gains of our top winners. The three companies in the winner circle have been contributing to profitability for some time. The losers are a bit different. Cisco is just below our cost. Western Digital is still in the money, having given up much of our gains in the second quarter and, Canadian Natural Resources (CNQ) continues to perform poorly. In Q1, it was operating issues that plagued CNQ, during Q2, it was more general weakness in energy stocks that placed CNQ in the top 3 losers for two quarters running. As we stated in our Q1 commentary, we believe that CNQ will prove a profitable investment over time.

We confess to a lack of conviction over the short term, but that's nothing new. We have a lot of fear about the economy longer-term, so we continue to maintain liquidity with the expectation that we will be able to commit that capital in the future. As of quarter-end, your portfolio had 69.0% exposure to risk assets, with the following composition:

Risk Asset	Exposure
Common stock, long	66.3%
Common stock, short	3.4%
Corporate debt, long	3.5%
Mortgages (whole loans)	1.6%
Other	1.0%

We argue (or is it "beg?") for more value before committing additional capital. We carry with us our fear- of inflation and wonder where we will be in three years. We continue to preach caution. We find stocks neither particularly cheap, nor unusually expensive, so we sit in purgatory — waiting.

Economy

As bottoms-up value investors — but not to the point of being blind to the 30,000-foot view — we believe one ignores the macro at great peril. Therefore, in this letter we will share some of the big-picture considerations that are integral to our investment process. We're left with the view that the world will continue to see bouts of high volatility and that the level of economic growth in developed economies will probably be less than most expect. We do not believe the markets have priced such expectations adequately.

We have a tendency to be appropriately fearful, when we have cause, but usually too early. We wrote of the whimsical valuations of Internet stocks in 1998-99, the perilous use of credit default swaps in 2002, irresponsible sub-prime lending in 2005, and the opacity and risk of the investment banks in 2006. We were early in each instance, and as a result, we had to accept some underperformance for a time. Presently, we're concerned about a disastrous ending to this grand experiment of money printing and government debt proliferation. That is combined with aggressive government spending in some countries, and forced austerity in others — as if anyone ever saved his way to prosperity. We believe the reasons for our unease are sound, but we're fairly confident that our timing will be off once again.

Our comments are more of a collection of observations that, when taken together, form a picture for us — like a mosaic. Seen up close, it's just a bunch of colored tiles, but when we stand back, the image is clear — and it's disconcerting.

Slowing growth in this country is not new. Real U.S. economic growth has, in fact, been decelerating for decades. Growth was 5.6% in the 1940s, then it fell to 4% and change in the '50s and '60s, then to the low 3% range in the '70s, '80s and '90s. The most recent decade came in at less than 2%.

Slowing Trajectory of U.S. Economic Growth

We continue to believe future growth will be slower than in the past. We don't see another path. The United States is a bigger ship now than it was 50 years ago, and it just won't move as fast — especially since consumers have maxed out their balance sheets and governments are in the process of maxing out theirs. We've already had the secular benefit of households shifting from one to two incomes. Interest rates have already declined to generational lows. And the regulatory environment has become even more stifling.

We have to offer a disclaimer, though: It's hard to have conviction in analyzing the data when the government information we're given is flawed. To make matters even more challenging, our elected and appointed officials presumably use government statistics and projections for policy-making that is, sadly, already dangerously skewed toward the short-term view. The federal Government Accountability Office, ostensibly the auditor of our nation's financial statements, recognizes the problem and has published qualified statements of our government's financials for many years. The GAO wrote in 2010, "The federal government did not maintain adequate systems or have sufficient, reliable evidence to support certain material information reported in the U.S. government's... financial statements." The recently released 2011 GAO statement offered more severe language (as shown below). We depend on government data for GDP, CPI and a host of other metrics, so one should not take government statistics at face value.

Source: http://www.circadee.com

The European Union isn't much better, having seriously misjudged the depth of its financial crisis. In July 2011, the results of bank stress tests showed that eight banks required €2.5 billion. By December, it had grown to 31 banks needing €115 billion, and in May, the EU proposed a €100 billion bailout of Spain just to shore up that country's banks. Citigroup projects that the European banking system needs another €350 billion to be solvent.

European Banks: Capital Inadequacy

And then there's China, which is, by some accounts, a kleptocracy. Who knows what the real numbers are there? One can't have confidence in the integrity of the data. The China Daily opined, "Public skepticism has been directed chiefly at the statistical arm of the government, which has been ridiculed for releasing data contradicting basic commonsense assumptions. Local officials too have been castigated for concocting statistics that win approbation from superiors bent upon boosting GDP numbers."1

So we don't trust the numbers — numbers that are more important now that we have morphed from laissez faire capitalism to more of a government managed capitalism. But governments can't cure every ill. We would be better off if assets were to drop in value to the point where a sensible buyer could come in at a natural clearing price. Money can't be spent or printed just to move markets or to keep people shopping in stores. And we can't just keep borrowing money and spending it foolishly.

Debt has been going up faster than the returns on that debt. If you consider not just the U.S. government, but also U.S. corporate and household debt, our return on investment has steadily declined for decades. For the years since 1956, we've compared the change in GDP to the change in debt. You can see from the chart below that we are getting a lower return for each incremental dollar borrowed.

1  http://www.chinadaily.com.cn/opinion/2010-06/04/content_9933090.htm.

Diminishing Productivity of Debt

This is not to say we shouldn't borrow. But it certainly means that, if we do, we "sure as hell" better spend the money wisely. People shouldn't be buying cars and homes they can't afford. Companies shouldn't allocate capital just because they have the cash or borrow because they can. They should do so because they can achieve a respectable return on investment. We'd all be better off if the government spent more on things that can pay dividends in the future, like education, infrastructure, and scientific research. Instead, we get pandering earmarks. We spend as if the well has no bottom, and given our penchant for printing money, perhaps that is technically true. But the well narrows as you go more deeply, further limiting our already decreasing fiscal flexibility.

Mandatory vs. Discretionary Spending (% of Total Spending)

Mandatory spending, the part of the federal budget that has been legally mandated outside of the budget process, has increased to an all-time high of 64%. This includes Social Security, Medicare, a plethora of other government programs, and of course, interest expense.

As these expenses have grown, our discretionary spending has declined commensurately. Government agencies bear the brunt of the squeeze, with many suffering budget cuts of 10% to 30%.

The risk to the global growth scenario is ill-considered spending. Here are a few examples:

At its birth in 1935, Social Security had close to 50 workers supporting every beneficiary. Citizens could collect benefits at age 65, but the average life expectancy then was just 62. Brilliant, really — people couldn't collect until three years after they died. Since then, the number of beneficiaries has increased 17-fold, and now there are just three workers supporting each recipient. Retirees can now collect at age 67, and (thankfully for most) they can expect to live to 78. Those eleven years of subsidized retirement are uneconomic. We believe this underutilized human capital could be deployed more wisely, thus enhancing productivity.

Social Security Dilemma

At double the OECD average, our nation's health care costs are another example of unrestrained spending.2 What's more, our care isn't notably better, and is even worse in some cases. The Affordable Care Act, Obamacare, won't be bringing costs down, since it focuses more on the broad delivery of healthcare than it does on reducing the fat in the system.

2  Organisation for Economic Co-operation and Development.

U.S. Health Care Costs

The White House's federal budget takes into account all the spending, projecting a $6.7 trillion cumulative deficit over the next decade. At this point, I'd have to take the over on that, but let's just use their numbers. If that comes to pass, debt held by the public will increase by $8 trillion. The Administration projects that this will cause interest expense to rise from $223 billion to $915 billion — and that conveniently ignores the existing $5 trillion in intragovernmental debt and its associated interest cost.3 About 6% of government spending is dedicated to interest expense — thanks to a larger federal budget and a lower cost of debt, that's less than the 1970 number of 7% — but the future won't be as kind. The White House estimates that our nation's financing costs as a percent of outlays will rise to 12.6% in five years, and to 15.7% in 10 years.

2012 Budget as Prepared by the OMB

3  According to the Office of Management and Budget, the White House anticipates that the cost of money will increase from 2% in 2012 to almost 5% in 2022.

We highly doubt that interest rates can be sustained at such a low level forever (despite the help with LIBOR thanks to Barclays et al.). If federal interest expense quadruples as the White House anticipates, then certain government spending is going to be crowded out. To put the almost $700 billion increase in perspective, that's about equal to what we spend on defense today. What programs will we see cut? What will the economic cost be? What about the social cost? Will the deficit be larger than the Office of Management and Budget estimates? Will the outstanding debt be greater than expected? Will the cost of debt be higher? These are just a few of the questions that keep us awake at night.

Certain government spending will get cut. It's already happening. Here in Los Angeles, we have a smaller police force per capita, fire stations have closed, some state workers receive unpaid furloughs certain days of the month, and various state agencies have shortened their hours

With more spending elsewhere, there's less for education. The University of California system receives $10,000 less per student from the State General Fund than it did two decades ago. Fees have tripled for students, making that public education more like semi-private. As a result, the UC system is now taking more full-pay foreign and out-of-state students. There's only so much money, even with control of the printing press, so something has to give. Education is one of those things, not just here in California, but across the country.

Education Gets Crowded Out

Of the money that is there, more is being handed out to households. The government's $2.5 trillion in benefits now provides support to 49% of U.S. households, up from 30% in the early 1980s.

Government Largesse

Household spending didn't change much as a result of the most recent recession. Households spent $11 trillion in 2007 and spent the same amount in 2010. Not bad, considering the job market shed 7.6 million jobs, causing unemployment to rise from 5% to 9.4%. To help ease the pain, U.S. government payments to households increased by $800 billion. Giving people so much and getting so little in return will not inure to the benefit of this country's long-term economic health.

When the consumer stumbled in 2008, the government became the growth engine — borrowing and spending in its stead. Ironically, what we couldn't afford to do individually, we somehow think, can be done collectively as a nation — and without repercussions. This argues for a Keynesian end point when governments can no longer engage in deficit spending alone to spur the economy. We can decide on our own, or the markets will decide for us — through rising rates, a buyers' strike on U.S. Treasuries, or a currency crisis. The issue for us, as investors, is what does an imminent Keynesian end point mean in the context of both risk and opportunity?

U.S. Consumer and Government Debt

We acknowledge that it is much more difficult to know Europe as well as the United States. But the problems in Europe — particularly in Southern Europe, where policy has also run amok — look similar to what is happening here at the federal, state, and local levels. They've reached their Keynesian end point and are now dependent on the kindness of their neighbors. The United States is just at an earlier stage.

Source: The Economist.

We fear that the EU is worse than it looks, and there isn't a clear path to resolution. It never made sense to us to have independent fiscal fiefdoms that could act without regard to the policies of a central monetary authority. We don't know what will happen, but everyone appears to be counting on Germany. It reminds me of a Jewish curse my Rabbi once spoke of: May you be successful and the rest of your family poor. Germany is in the awkward position of having to choose whether to continue funding its irresponsible cousins, force them out of the EU, or leave the EU itself. A German exit would probably be as costly as reintegrating East and West Germany after the fall of the Berlin Wall. The new Deutschemark would certainly trade far richer than the Euro, hurting Germany's exports and possibly creating social unrest.

Imagine a young German and a young Frenchman of the same age committing to share an apartment. They agree to split the rent and the utilities. That works fine for years, until one day the Frenchman tells the German, "I want to retire now that I'm 60. I understand that you want to work for seven more years, and you've saved a lot more than me because I've worked just 35 hours a week to your 40, and I've taken more vacation time. Since you have more money, why don't you shoulder a larger share of the rent?" If you're the German, you'd have to seriously consider living on your own. Germany's choice is not an easy one, and given the complexity of the circumstances and my uneducated view, we don't pretend to have the answer. But we raise the question nonetheless because it will affect many companies that we either own or may consider owning.

China has its share of challenges as well, including their own housing bubble and unsustainable infrastructure spending. Yet the picture that gets painted by the United States, Europe, and China is an optimistic one. They believe their economies will get over their respective hurdles and all will be fine. But that seems to contradict the unprecedented policy initiatives that have left us hoping that this Grand Experiment doesn't blow up the lab. Slower growth is causing this crazy behavior, which we believe just increases socio-economic risk.

The Fed's balance sheet has ballooned in an unprecedented fashion, taking risk assets along with it. The goal of these programs was, in part, to take markets higher, instilling confidence that would hopefully translate to the economy. They were successful in boosting the markets, but economic growth has barely budged. The Fed's been pushing hard on a string, only to end up with weak economic growth and the most anemic recovery most of us have ever seen. No one sees that with more clarity than our nation's elderly, who are now forced to live with less thanks to low interest rates.

Fed Asset Expansion Has Moved with Risk Assets

Securities markets have become dependent on continued Fed action. The market has moved higher with each of the Fed's moves: QE, QE2, Operation Twist, and LTRO4 in Europe. There was a point at which Quantitative Easing had to be explained to us. What was an emergency measure has become the base case. Now, it seems most people are praying for QE3. At some point, even hit movies stop having sequels. It's Red Bull economics. Drink it and get jacked up only to come down hard later.

Narrowly defined, however, these programs have been successful. Operation Twist, the Fed's most recent effort, has successfully moved Treasury maturities further out. In December, 41% of U.S. Treasury Debt matured inside of two years. Now, six months later, just 32% matures inside two years. We have recommended that our companies follow the government's lead and term out their debt at a fixed rate at the longest possible maturity.

QE Impact on Stock Market: Wash, Rinse, Repeat

Doing the twist has the benefit of minimizing financing costs. With interest rates managed with such a heavy hand, the bond vigilantes are kept at bay and spending in Washington can continue unabated. This keeps

4  LTRO = longer-term refinancing operations.

us from recognizing the real problem. It's not debt. Debt is the manifestation. We have a spending problem. The fiscal cliff gets lots of press, as it should, but it's the symptom, not the problem.

Copyright Kipper Williams/Guardian News & Media.

Given all of these different risks, questionable accounting, and inappropriate policy measures, many of which are conflicting, we have struggled with whether we will have inflation or deflation. It's an important debate, because optimal portfolio positioning in each case is diametrically opposed.

We certainly see the inflation tinder:

•  In the extraordinary growth in our money supply.

•  In the fact that certain industries below norm today will contribute to both growth and inflation when they eventually rebound.

•  Construction is one such industry running below norm, but that won't be forever. U.S. construction spending has averaged 15.2% of GDP for the past 20 years.5 It is currently running just 12.4%.6 Three quarters of that difference is residential home construction. Although we aren't likely to return to constructing two million new homes annually, we're not going to stay at 700,000 homes forever, either. We think 1.25 million to 1.4 million housing starts is a more normal range.7

•  Recovering U.S. auto sales are another potential inflation engine. We think the right range is 15.5 million to 17.0 million new cars sold annually, or 10% to 20% more than the current volume. A bump in auto sales may not be that far off, since the average age of our fleet is at 11 years — its oldest ever.

Inflation Tinder

5  At its peak in the last decade, construction represented 17.3% of GDP.

6  Bureau of Economic Analysis.

7  We have worked through a couple thousand sub-prime whole loans. We are seeing a bottom. Said another way, the loans we bought in 2011 have been better than those purchased in 2009 and 2010, and that's not just because we've gotten better on price.

•  In China's infrastructure spending, which is multiples higher than what is required for a developed society. The country accounts for only 9.4% of the global economy and 19% of the world's population, yet it consumes close to 50% of the world's cement, iron ore, coal, and steel, as well as prodigious amounts of many other commodities — all of which helps drive inflation higher.8

China Commodity Consumption

At present, we are witnessing deflation in certain parts of the U.S. economy — and it shows up on the slide below depicting CPI, net of PPI.9 In addition, housing remains weak. We have more computing power for less money. And we now have a proven abundance of natural gas that lowers input costs for many products and gives us a modicum of energy independence. And while China has been an engine of inflation, it could push commodity prices the other direction if there's a slowdown in consumption triggered by an economic downturn, or by the country's realization that it can afford to moderate its infrastructure build.

8  http://articles.businessinsider.com/2011-05-05/markets/29982186_1_china-s-gdp-michael-pettis-global-economy.

9  CPI = Consumer Price Index; PPI = Producer Price Index.

Deflationary Pressures

The inflation/deflation debate is set against the backdrop of a U.S. stock market that is priced above average, and a European market that's priced below average. Valuation, though, is partially dependent on sustaining all-time high operating margins. After-tax margins have benefited from a number of inputs that have been in decline, and it begs the question: What happens to these variables prospectively?

Corporate Margins at an All-Time High

Corporate tax rates, for example, have helped push margins higher, having declined from 47.5% in 1981 to just 26.9% today. We guess one can always bet they'll decline further.

Average Corporate Tax Rates Worldwide

Labor costs and interest rates have also been key drivers in helping margins hit new highs. We think it's safe to say that we can't count on the similar declines in these variables in the future — and there's a good chance they'll be higher instead. Without some significant improvement in demand, the "E" part of the Price/Earnings equation may be overstated.

Investments

CareFusion

We recently made an investment in CareFusion (CFN), a leading medical technology company serving hospitals in the United States and abroad. In this country, it has dominant market positions in a majority of its businesses. CFN's products and services are particularly attractive because they help lower hospitals' operating costs. With new, highly motivated and experienced management at the helm, we believe CFN could improve its R&D productivity and grow international sales at a faster rate. This should translate into better long-term EPS growth. Management's actions to date should increase the company's operating margin to a level more commensurate with its strong share position and in line with similarly positioned medical device companies. The company is trading at ~10x cash earnings and it has minimal net debt leverage, so we find CFN to be an attractive investment.

High Yield /Distressed

We have been building an investment in a senior note issued by a domestic energy company that is currently under financial duress. The investment is a classic yield-to-workout story, where there is uncertainty surrounding the issuer's liquidity, but given the asset coverage of our claims, there appears to be low risk and reasonable upside in a restructuring. A reorganization would be welcome, because the company could then improve its asset value by using its cash to develop the asset base instead of paying interest on its debt. The Portfolio will either earn a yield-to-improved-credit when the company solves some of its current liquidity challenges, or it will hold the position through a restructuring. In both cases, the risk/reward and the presence of a contractual timetable make this an attractive investment.

Closing

As you would suspect given our fears, we remain conservatively postured, with not quite 70% in risk assets, and the balance in cash. If one had a strong view of inflation, he would construct a portfolio quite differently than the person who expects deflation. We have positioned our portfolio to be relatively robust in either scenario. In a world of deflation, not much besides our cash will do well. In a world of inflation, which is where we believe the Central Bankers and their respective administrations are leading us in the long term, we believe our stocks should at least perform nominally well. We continue to let price be our guide. If a business or asset is good and cheap — absolutely, not relatively — we'll buy it.

People don't change because they see the light. They change because they feel the heat. We expect some more heat, and then some change. Meanwhile, we prefer to prepare for the worst and hope for the best.

We added two people to our team during the quarter. Brandon Stranzl joins us after a number of years managing his own fund, and working at ESL and Third Avenue. Since Brian Selmo and Brandon have been good friends since their days at Third Avenue, we understood the high quality of his work and knew he would be a good fit philosophically. Greg Crouch recently joined us after spending 19 years in Europe as a journalist. Greg's success has been recognized internationally and includes a Pulitzer Prize nomination. The skills of an investigative journalist are integral to our investment process, and Greg takes our capabilities to a whole new level. The majority of our team was known to us prior to joining FPA. Greg is no exception, since he lived a few doors down from me in our freshman dorm at Northwestern. Both Brandon and Greg have already had an impact. Rik Ekstrand will no longer be contributing directly to the Contrarian Strategy; instead, he will be focusing solely on driving the performance of FPA's SMAV product, which he has co-managed since 2010. We thank Rik for his contributions and look forward to interacting with him on an ad-hoc basis in the future.

Respectfully submitted,

Steven Romick
President
July 18, 2012

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

June 30, 2012

Portfolio Characteristics

	FPA Crescent		S&P 500		Barclays Capital Gov't/Credit
Stocks
Price/Earnings TTM	13.7	x	15.3	x
Price/Earnings 2011 est.	10.9	x	13.0	x
Price/Book	1.4	x	2.2	x
Dividend Yield	1.7%		2.2%
Average Weighted Market Cap (billion)	$60.8		$110.5
Median Market Cap (billion)	$20.4		$12.0
Bonds
Duration (years)	0.6				5.9
Maturity (years)	0.7				8.2
Yield-to-Worst	2.1%				1.8%
Yield-to-Worst (corporate only)	11.3%

Portfolio Analysis

10 Largest Holdings

CVS Caremark	3.9%
Aon	3.4%
Covidien	2.8%
Microsoft	2.8%
Anheuser-Busch*	2.2%
Wal-Mart Stores	2.2%
Cisco	2.1%
Omnicare	2.0%
Occidental	1.9%
Ensco plc	1.9%
Total	25.2%

* Various issues

Excludes U.S. Gov't Securities

Portfolio Composition

Asset Class
Common Stocks, Long	66.3%
Common Stocks, Short	-3.4%
Other	0.9%
Corporate Fixed Income	3.3%
Corporate Fixed Income, Short	-0.1%
Mortgage Backed	1.8%
US Govt Bonds and Agencies	0.4%
Liquidity**	24.3%
Geographic
U.S.	46.0%
Europe	21.3%
Other	1.8%

** Liquidity defined as cash and high quality, liquid, limited term securities - net of shorts and collateral

Performance Statistics

	FPA Crescent	S&P 500	60% R2500/ 40% BCGC
Statistics
Gain in Up Months - Cumulative	383.8%	492.9%	387.0%
Upside Participation		77.9%	99.2%
Loss in Down Months - Cumulative	-179.5%	-321.7%	-214.1%
Downside Participation		55.8%	83.8%
Up Month - Average	2.6%	3.4%	2.6%
Down Month - Average	-2.2%	-3.8%	-2.7%
Delta between Up/Down months	4.8%	7.2%	5.3%
Worst Month	-13.9%	-16.8%	-13.9%
Best Month	12.6%	10.9%	9.3%
Standard Deviation	10.69%	15.43%	11.27%
Sharpe Ratio (using 5% risk-free rate)	0.53	0.19	0.33
Performance
Quarter	-2.9%	-2.8%	-1.4%
Calendar YTD	3.6%	9.5%	6.2%
1 Year - Trailing	1.6%	5.5%	2.8%
3 Years - Trailing	11.0%	16.4%	14.9%
5 Years - Trailing	3.8%	0.2%	4.2%
10 Years - Trailing	8.3%	5.3%	7.7%
15 Years - Trailing	8.6%	4.8%	7.7%
From Inception[a]	10.6%	8.0%	8.7%

PORTFOLIO CHARACTERISTICS AND PERFORMANCE

June 30, 2012

HISTORICAL PERFORMANCE

Calendar Year-End		FPA Crescent	60% R2500/ 40% BCGC	Russell 2500	S&P 500
2012	Q2	-2.9%	-1.4%	-4.1%	-2.8%
2011		3.0%	2.5%	-2.5%	2.1%
2010		12.0%	19.1%	26.7%	15.1%
2009		28.4%	22.5%	34.4%	26.5%
2008		-20.6%	-21.4%	-36.8%	-37.0%
2007		6.8%	3.9%	1.4%	5.5%
2006		12.4%	11.2%	16.2%	15.8%
2005		10.8%	6.0%	8.1%	4.9%
2004		10.2%	12.7%	18.3%	10.9%
2003		26.2%	28.1%	45.5%	28.7%
2002		3.7%	-6.6%	-17.8%	-22.1%
2001		36.1%	4.8%	1.2%	-11.9%
2000		3.6%	7.9%	4.3%	-9.1%
1999		-6.3%	13.3%	24.2%	21.0%
1998		2.8%	4.9%	0.4%	28.6%
1997		22.0%	18.5%	24.4%	33.4%
1996		22.9%	12.6%	19.0%	23.0%
1995		26.0%	26.7%	31.7%	37.6%
1994		4.3%	-2.0%	-1.1%	1.3%
1993	[a]	9.6%	8.2%	10.1%	4.4%

Objective, Strategy and Rankings

Objective

The Fund's investment objective is to provide a total return consistent with reasonable investment risk through a combination of income and capital appreciation. We employ a strategy of selectively investing across a company's capital structure (i.e., a combination of equity and debt securities) that we believe have the potential to increase in market value, in order to achieve rates of return with less risk than the broad U.S. equity indices.

Strategy

To invest across a company's capital structure to meet our objective. This includes investing in Common and Preferred Stocks, Convertible Bonds, High-Yield Bonds, and Bank Debt. There is an occasional use of Government Bonds.

Downside Protection

FPA Crescent's ratio of positive to negative monthly performance is, on average from inception,a 10% better than the equity indexes. FPA Crescent has, on average from inception, captured 71% of the upside monthly performance but just 51% of the downside when compared to the equity indexes.

Volatility

FPA Crescent has exhibited much less volatility as measured by its Standard Deviation from inception.a On average, the Fund's Standard Deviation is 38% lower than the equity indexes. FPA Crescent has a much lower delta in its average monthly performance, i.e., the difference between the average positive and negative month when compared to the equity indexes.

FPA Crescent has had only two years of negative performance since inception,a the worst a loss of 21%. FPA Crescent's maximum drawdown is 36% better than its benchmarks.

	Crescent	60% R2500/40% BCGC	R2500	S&P 500
Number loss years since inception[a]	2	3	4	4
Maximum Drawdown[b]	-29%	-33%	-53%	-51%

Performance

FPA Crescent has beaten the stock indexes for the inception-to-date time period.a

Conclusion

FPA Crescent has met its objective since inception, having achieved higher absolute rates of return than the indexes and a dramatically higher Sharpe Ratio.a

NOTES

a Inception date is June 2, 1993. Returns from inception are annualized. The annualized performance of the Russell 2500 and Barclays Capital Government/Credit Indexes begins 6/1/93.

b Maximum Drawdown is the largest percentage peak to trough decline in value that has occurred since inception.

Past performance is not necessarily indicative of future results. All returns assume the reinvestment of dividends and distributions. There are no assurances that the Fund will meet its stated objectives. The Fund's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities. Distributed by FPA Fund Distributors, Inc., a subsidiary of First Pacific Advisors, LLC.

Balanced Benchmark is a hypothetical combination of unmanaged indices comprised of 60% Russell 2500 Index and 40% Barclays Capital Government/Credit Index, reflecting the Fund's neutral mix of 60% stocks and 40% bonds.

Russell 2500 Index is an unmanaged index comprised of 2,500 stocks of U.S. companies with small market capitalizations.

Barclays Capital Government/Credit Index is an unmanaged index of investment grade bonds, including U.S. Government Treasury bonds, corporate bonds, and yankee bonds.

S&P 500 Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. The index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, but is also considered a proxy for the total market.

FPA CRESCENT FUND
MAJOR PORTFOLIO CHANGES

For the Six Months Ended June 30, 2012
(Unaudited)

Shares or Principal Amount
NET PURCHASES
Common Stocks
Alleghany Corporation (1)	282,000 shs.
Cisco Systems, Inc.	3,300,000 shs.
Google Inc.	162,000 shs.
Oracle Corporation (1)	4,460,000 shs.
Renault SA (1)	1,950,000 shs.
Tesco plc	10,436,050 shs.
Thales S.A.	1,078,400 shs.
WellPoint, Inc.	1,040,000 shs.
Western Digital Corporation	1,360,000 shs.
Xerox Corporation	5,595,000 shs.
Non-Convertible Bonds & Debentures
ATP Oil & Gas Corporation — 11.875% 2015 (1)	$59,986,000
Florida Mortgage Resolution Trust Series 2012-4A — 6.31% 2050 (1)	$26,708,510
William Lyon Homes Inc. — 10.25% 2015 (Floating) (1)	$24,594,500
NET SALES
Common Stocks
Kraft Foods Inc. (2)	1,230,000 shs.
Roche Holding AG — Genusschein (2)	305,000 shs.
SECOM Co. Ltd. (2)	805,600 shs.
Transatlantic Holdings Inc. (2)	1,501,400 shs.
Wal-Mart Stores, Inc.	1,880,000 shs.
Non-Convertible Bonds & Debentures
CIT Group Inc.
— 7% 2015 (2)	$12,900,711
— 7% 2016 (2)	$21,501,189
— 7% 2017 (2)	$30,101,668
International Lease Finance Corporation
— 5.3% 2012 (2)	$7,675,000
— 5.35% 2012 (2)	$14,816,000
— 7.125% 2012 (2)	$5,817,000

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS

June 30, 2012
(Unaudited)

COMMON STOCKS — LONG	Shares	Value
RETAILING — 12.2%
CVS Caremark Corporation	7,495,000	$350,241,350
Kao Corporation	2,130,300	58,460,119
Lowe's Companies, Inc.	4,925,000	140,067,000
PetSmart, Inc.	2,076,900	141,603,042
Tesco plc	31,096,050	151,011,747
Walgreen Co.	2,175,000	64,336,500
Wal-Mart Stores, Inc.	2,775,000	193,473,000
		$1,099,192,758
TECHNOLOGY — 11.4%
Arris Group, Inc.*	3,447,200	$47,950,552
Cisco Systems, Inc.	10,815,000	185,693,550
Google Inc.*	260,000	150,818,200
Hewlett-Packard Company	2,991,800	60,165,098
Microsoft Corporation	8,299,800	253,890,882
Oracle Corporation	4,460,000	132,462,000
Western Digital Corporation*	3,175,000	96,774,000
Xerox Corporation	11,995,000	94,400,650
		$1,022,154,932
HEALTH CARE — 10.8%
CareFusion Corp	3,545,200	$91,040,736
Covidien plc	4,780,000	255,730,000
Johnson & Johnson	1,870,000	126,337,200
Omnicare, Inc.	5,760,000	179,884,800
Thermo Fisher Scientific Inc.*	3,190,000	165,592,900
WellPoint, Inc.	2,395,000	152,777,050
		$971,362,686
FINANCIAL SERVICES — 9.9%
Alleghany Corporation	282,000	$95,809,500
American International Group, Inc.*	3,640,000	116,807,600
Aon Corporation	6,590,000	308,280,200
Bank of America Corporation	3,745,000	30,634,100
The Bank Of New York Mellon Corporation	4,425,000	97,128,750
CIT Group Inc.*	2,705,000	96,406,200
Citigroup Inc.	1,755,000	48,104,550
The Travelers Companies, Inc.	1,555,000	99,271,200
		$892,442,100

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

COMMON STOCKS — LONG — Continued	Shares	Value
ENERGY — 7.7%
Apache Corporation	830,000	$72,948,700
Canadian Natural Resouces Limited	5,100,000	136,935,000
Ensco plc (ADR)	3,590,000	168,622,300
Groupe Bruxelles Lambert S.A. (ADR)	1,485,000	100,477,328
Occidental Petroleum Corporation	1,990,000	170,682,300
Rowan Companies, Inc.	1,425,000	46,070,250
		$695,735,878
CONSUMER NON-DURABLE GOODS — 3.5%
Anheuser-Busch InBev SA/NV (ADR)	2,413,800	$192,259,170
Anheuser-Busch InBev SA/NV	90,000	6,977,349
Unilever N.V. — NY shares	334,632	11,159,977
Unilever N.V.	3,094,147	103,248,901
		$313,645,397
INDUSTRIAL PRODUCTS — 3.3%
AGCO Corporation*	945,000	$43,214,850
Henkel AG &Co. KGaA	920,000	50,830,828
Owens-Illinois, Inc.*	5,624,300	107,817,831
Thales S.A.	2,990,000	98,393,425
		$300,256,934
ADVERTISING — 1.8%
The Interpublic Group of Companies	4,421,800	$47,976,530
WPP plc	9,574,408	115,922,145
		$163,898,675
AUTOMOTIVE — 1.1%
Group 1 Automotive, Inc.	426,800	$19,466,348
Renault S.A.	1,950,000	77,536,290
		$97,002,638
TELECOMMUNICATIONS — 1.0%
Vodafone Group plc (ADR)	2,990,000	$84,258,200
REAL ESTATE — 0.8%
Countrywide Holdings, Ltd.— A*,**	3,171,611	$12,916,069
Countrywide Holdings, Ltd.— B*,**	3,171,611	—
Genting Malaysia Berhad	53,251,200	60,818,195
		$73,734,264

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

COMMON STOCKS — LONG — Continued	Shares or Principal Amount	Value
OTHER COMMON STOCKS — 2.8%		$250,724,435
TOTAL COMMON STOCKS — LONG — 66.3% (Cost $5,427,800,626)		$5,964,408,897
LIMITED PARTNERSHIPS — 0.7% (Cost $64,361,793)
Endeavour Financial Restoration Fund, L.P.*,**,††	$32,000,000	$34,260,384
U.S. Farming Realty Trust, L.P.*,**,††	32,361,793	32,057,074
		$66,317,458
CURRENCY DERIVATIVES/FUTURES — 0.2% (Cost $15,567,359)
Currency JPY Swaption 02/27/14*	51,459,597,000	$135,166
Euro @ € 1.26487 — 07/19/12*	15,000,000	2,550
British Pounds @ £1.58194 — 07/23/12*	60,000,000	938,400
Euro @ € 1.29669— 08/14/12*	103,300,000	3,304,567
Yen @ ¥ 78.964 — 08/22/12*	4,400,000,000	687,198
JPY Put @0.07525 — 03/24/22*	194,350,000	11,120,707
		$16,188,588
BONDS & DEBENTURES CONVERTIBLE BONDS & DEBENTURES
HEALTH CARE — 0.1%
Omnicare Inc. — 3.75% 2025	$6,959,000	$9,124,989
FINANCIAL SERVICES — 0.1%
iStar Financial Inc.— 0.74575% 2012 (Floating)	$8,911,000	$8,821,890
TOTAL CONVERTIBLE BONDS & DEBENTURES — 0.2% (Cost $15,055,269)		$17,946,879

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

NON-CONVERTIBLE BONDS & DEBENTURES	Principal Amount	Value
CORPORATE BONDS & DEBENTURES
REAL ESTATE — 2.3%
Countrywide Holdings, Ltd. — 10% 2018 Reg S**	$3,539,051	$5,543,215
Countrywide Holdings, Ltd. — 10% 2018**	8,348,952	13,076,963
MOB Participation — 9.75% 2014**,††	17,253,609	17,253,609
Stanwich Mortgage Loan Trust Series
2009-2 — 3.16% 2049**,††	11,898,506	5,321,012
2010-1A — 3.11% 2047**,††	8,459,149	4,278,638
2010-2A — 2.67% 2057**,††	39,650,779	19,991,923
2010-3A — 9.16% 2038**,††	20,500,540	10,256,420
2010-4A — 5.71% 2049**,††	30,560,611	14,280,974
2011-1A — 5.03% 2049**,††	60,620,652	31,973,090
2011-2A — 5.11% 2049**,††	39,071,776	20,911,371
2012-2A — 0.02% 2047**,††	21,786,264	8,388,561
2012-4A — 1.29% 2051**,††	41,689,357	18,512,994
Florida Mortgage Resolution Trust Series 2012-4A — 6.31% 2050**,††	25,686,600	9,450,026
William Lyon Homes Inc. — 10.25% 2015 (Floating)**,††	24,594,500	24,594,500
		$203,833,296
FINANCIAL SERVICES — 1.8%
American Capital, Ltd. — 8.96% 2013	$46,724,000	$46,957,620
International Lease Finance Corporation
—5.875% 2013	6,976,000	7,115,520
—5.65% 2014	5,515,000	5,669,420
—6.625% 2013	1,612,000	1,664,390
iStar Financial Inc.
—5.7% 2014	20,649,000	19,410,060
—5.85% 2017	4,950,000	4,356,000
—5.875% 2016	18,785,000	16,906,500
—6.05% 2015	6,912,000	6,429,888
Springleaf Financial Services
—4.875% 2012	8,141,000	8,119,019
—5.375% 2012	18,011,000	17,834,492
—5.75% 2016	5,100,000	4,040,730
—5.85% 2013	3,486,000	3,346,560
—5.9% 2012	357,000	354,394
—6.5% 2017	8,980,000	7,002,604
—6.9% 2017	15,366,000	12,298,332
		$161,505,529

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

NON-CONVERTIBLE BONDS & DEBENTURES — Continued	Principal Amount	Value
ENERGY — 0.3%
ATP Oil & Gas Corporation — 11.875% 2015	$59,986,000	$27,593,560
INDUSTRIAL PRODUCTS — 0.3%
Kion Group
—2.4709% 2014 Term Loan B (Floating)**	$12,697,117	$11,378,902
—2.7209% 2015 Term Loan C (Floating**	12,696,398	11,448,596
		$22,827,498
UTILITIES — 0.2%
GenOn Energy, Inc. — 7.625% 2014	$15,230,000	$15,502,617
BUSINESS SERVICES — 0.0%
First Data Corporation — 2.9846% 2014 (Floating)**	$4,372,879	$4,212,526
TOTAL CORPORATE BONDS & DEBENTURES — 4.9%		$435,475,026
U.S. GOVERNMENT & AGENCIES — 24.2%
Federal National Mortgage Association
—0.28% 2012 (Floating)	$35,570,000	$35,595,966
—7.5% 2028	38,429	44,647
U.S. Treasury Notes
—0.375% 2012	160,000,000	160,068,800
—0.375% 2012†	950,000,000	950,703,000
—0.625% 2012	25,000,000	24,999,000
—0.625% 2012	50,000,000	50,019,500
—0.625% 2013†	345,000,000	345,875,955
—1.375% 2013	455,000,000	457,898,805
—3.875% 2013	120,000,000	122,737,080
—4.875% 2012	35,000,000	35,002,800
TOTAL U.S. GOVERNMENT & AGENCIES		$2,182,945,553
TOTAL NON-CONVERTIBLE BONDS & DEBENTURES — 29.1% (Cost $2,553,499,233)		$2,618,420,579
TOTAL INVESTMENT SECURITIES — 96.5% (Cost $8,076,284,280)		$8,683,282,401

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

SHORT-TERM INVESTMENTS — 4.6%	Shares or Principal Amount	Value
Short-term Corporate Notes:
Exxon Mobil Corporation
—0.04% 07/11/12	$50,000,000	$49,999,444
—0.06% 07/18/12	55,380,000	55,378,431
Federal Home Loan Bank
—0.07% 08/02/12	55,000,000	54,996,578
—0.07% 08/02/12	74,900,000	74,895,340
—0.075% 07/24/12	76,000,000	75,996,358
—0.08% 08/20/12	40,000,000	39,995,556
Federal National Mortgage Association — 0.06% 07/09/12	50,000,000	49,999,333
State Street Bank Repurchase Agreement — 0.01% 07/02/12 (Collateralized by $14,355,000 Face Amount U.S. Treasury Note — 3.125% 2041, market value $15,481,997)	15,177,000	15,177,000
TOTAL SHORT-TERM INVESTMENTS (Cost $416,438,040)		$416,438,040
TOTAL INVESTMENTS — 101.1% (Cost $8,492,722,320)		$9,099,720,441
SECURITIES SOLD SHORT
COMMON STOCKS SOLD SHORT
American Greetings Corporation (Class A)	(419,800)	$(6,137,476)
Avalonbay Communities, Inc.	(100,400)	(14,204,592)
Banco Bilbao Vizcaya Argentaria, S.A. (ADR)	(200,657)	(1,418,645)
Banco Popular Espanol, S.A.	(287,457)	(648,216)
Douglas Emmett	(417,600)	(9,646,560)
Essex Propertry Trust, Inc.	(88,200)	(13,575,744)
Express Scripts, Inc.*	(385,427)	(21,518,389)
Federal Realty Investment Trust	(107,300)	(11,168,857)
HCP, Inc.	(226,700)	(10,008,805)
Hospitality Properties Trust	(182,300)	(4,515,571)
Intuitive Surgical, Inc.*	(9,900)	(5,482,521)
Jarden Corporation	(102,900)	(4,323,858)
Nissan Motor Co., Ltd.	(12,148,800)	(113,661,743)
PharMerica Corporation*	(320,700)	(3,502,044)
Pool Corporation	(143,000)	(5,785,780)
Texas Roadhouse, Inc. (Class A)	(297,000)	(5,473,710)
Ventas Inc.	(61,800)	(3,900,816)

FPA CRESCENT FUND
PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

SECURITIES SOLD SHORT — Continued	Shares or Principal Amount	Value
Verizon Communications Inc.	(1,044,500)	$(46,417,580)
Volvo AB	(914,886)	(10,406,005)
		$(291,796,912)
OTHER COMMON STOCKS SOLD SHORT		$(16,382,096)
TOTAL COMMON STOCKS SOLD SHORT		$(308,179,008)
NON-CONVERTIBLE BONDS & DEBENTURES SOLD SHORT
Safeway Inc. — 3.95% 2020	$(6,810,000)	$(6,530,177)
TOTAL SECURITIES SOLD SHORT — (3.5)% (Proceeds $280,725,613)		$(314,709,185)
Other assets less liabilities, net — 2.4%		$217,859,790
TOTAL NET ASSETS — 100.0% — NOTE 2		$9,002,871,046

*  Non-income producing security.

**  Restricted securities. These restricted securities constituted 3.4% of total net assets at June 30, 2012.

†  Security segregated as collateral for securities sold short.

††  These securities have been valued in good faith under policies adopted by authority of the Board of Trustees in accordance with the Fund's fair value procedures. These securities constituted 2.8% of total net assets at June 30, 2012.

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012
(Unaudited)

ASSETS
Investments at value:
Investment securities — at market value (identified cost $8,076,284,280)	$8,683,282,401
Short-term investments — at amortized cost (maturities 60 days or less)	416,438,040	$9,099,720,441
Cash		483
Deposits for securities sold short		200,399,492
Receivable for:
Dividends and accrued interest		25,887,861
Investment securities sold		23,355,868
Capital stock sold		22,444,985
Other assets		485,317
		$9,372,294,447
LIABILITIES
Payable for:
Securities sold short, at market value (proceeds $280,725,613)	$314,709,185
Investment securities purchased	33,554,778
Capital stock repurchased	10,482,604
Advisory fees and financial services	8,040,008
Accrued expenses	1,685,313
Dividends and accrued interest expense on securities sold short	628,689
Other liabilities	322,824	369,423,401
NET ASSETS		$9,002,871,046
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — no par value; unlimited authorized shares; 324,718,710 outstanding shares		$8,210,161,755
Undistributed net realized gain on investments		186,359,096
Undistributed net investment income		33,335,646
Unrealized appreciation of investments		573,014,549
NET ASSETS		$9,002,871,046
NET ASSET VALUE
Offering and redemption price per share		$27.73

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012
(Unaudited)

INVESTMENT INCOME
Interest		$28,060,241
Dividends		63,482,800
		$91,543,041
EXPENSES:
Advisory fees	$42,447,900
Short sale dividend & interest expense	4,439,551
Financial services	4,244,790
Transfer agent fees and expenses	2,276,576
Custodian fees and expenses	297,655
Registration fees	119,735
Reports to shareholders	103,970
Trustees' fees and expenses	62,737
Audit and tax service fees	33,606
Legal fees	18,460
Other expenses	279,457	54,324,437
Net investment income		$37,218,604
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Net realized gain on sale of investment securities	$154,115,181
Net realized gain on expiration of foreign currency contracts	888,629
Net realized loss on sale of investment securities sold short	(5,849,754)
Net realized gain on investments		$149,154,056
Change in unrealized appreciation of investments:
Investment securities	$68,772,707
Investment securities sold short	(2,556,792)
Foreign currency contracts	1,054,191
Change in unrealized appreciation of investments		67,270,106
Net realized and unrealized gain on investments		$216,424,162
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$253,642,766

See notes to financial statements.

FPA CRESCENT FUND
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)		Nine Months Ended December 31, 2011
CHANGES IN NET ASSETS
Operations:
Net investment income	$37,218,604		$46,151,463
Net realized gain on investments	149,154,056		166,047,744
Change in unrealized appreciation of investments	67,270,106		(291,055,272)
Change in net assets resulting from operations		$253,642,766		$(78,856,065)
Distributions to shareholders from:
Net investment income	—		$(77,120,318)
Net realized capital gains	—	—	(136,279,779)	(213,400,097)
Capital Stock transactions:
Proceeds from Capital Stock sold	$2,003,743,557		$2,575,270,988
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—		176,792,294
Cost of Capital Stock repurchased*	(733,045,996)	1,270,697,561	(1,014,042,761)	1,738,020,521
Total change in net assets		$1,524,340,327		$1,445,764,359
NET ASSETS
Beginning of period		7,478,530,719		6,032,766,360
End of period		$9,002,871,046		$7,478,530,719
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		71,887,466		94,763,506
Shares issued to shareholders upon reinvestment of dividends and distributions		—		6,557,702
Shares of Capital Stock repurchased		(26,394,380)		(37,742,571)
Increase (decrease) in Capital Stock outstanding		45,493,086		63,578,637

*  Net of redemption fees of $443,404 and $812,783 for the periods ended June 30, 2012 and December 31, 2011, respectively.

See notes to financial statements.

FPA CRESCENT FUND
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended June 30,		Nine Months Ended December	Year Ended March 31,
	2012 (Unaudited)		31, 2011	2011	2010	2009	2008
Per share operating performance:
Net asset value at beginning of period	$26.78		$27.98	$25.88	$19.11	$24.99	$26.98
Income from investment operations:
Net investment income	$0.12		$0.20	$0.31	$0.31	$0.35	$0.59
Net realized and unrealized gain (loss) on investment securities	0.83		(0.58)	2.75	6.77	(5.63)	0.33
Total from investment operations	$0.95		$(0.38)	$3.06	$7.08	$(5.28)	$0.92
Less distributions:
Dividends from net investment income	—		$(0.31)	$(0.32)	$(0.31)	$(0.37)	$(0.75)
Distributions from net realized capital gains	—		(0.51)	(0.64)	—	(0.23)	(2.16)
Total distributions	—		$(0.82)	$(0.96)	$(0.31)	$(0.60)	$(2.91)
Redemption fees	—	*	— *	— *	— *	— *	— *
Net asset value at end of period	$27.73		$26.78	$27.98	$25.88	$19.11	$24.99
Total investment return**	3.55%		(1.36)%	12.22%	37.22%	(21.57)%	3.30%
Ratios/supplemental data:
Net assets at end of year (in $000's)	$9,002,871		$7,478,531	$6,032,766	$3,291,711	$1,263,061	$1,246,165
Ratio of expenses to average net assets	1.26	%†‡	1.25%†‡	1.28%‡	1.34%‡	1.50%‡	1.34%‡
Ratio of net investment income to average net assets	0.86	%†	0.89%†	0.87%	1.32%	1.65%	2.06%
Portfolio turnover rate	22	%†	32%†	20%	32%	32%	29%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share, adjusted for reinvestment of distributions. The return for the six months ended June 30, 2012 and the nine months ended December 31, 2011 is not annualized.

†  Annualized

‡  For the periods ended June 30, 2012, December 31, 2011, March 31, 2011, March 31, 2010, March 31, 2009, and March 31, 2008, the expense ratio includes short sale dividend expense equal to 0.10%, 0.07%, 0.12%, 0.17%, 0.27%, and 0.12% of average net assets, respectively.

See notes to financial statements.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS

June 30, 2012
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Crescent Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940 as an open-end, diversified, management investment company. The Fund's investment objective is to provide a total return consistent with reasonable risk through a combination of income and capital appreciation by investing in a combination of equity securities and fixed income obligations. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 9.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities (Long): The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations.

Common Stocks and Other Securities (Short): The prices of common stocks and other securities sold short rise between the date of the short sale and the date on which the Fund replaces the borrowed security. In addition, the Fund repays the person that lent it the security for any interest or dividends that may have accrued.

Interest Rate Risk: The values of, and the income generated by, most debt securities held by the Fund may be affected by changing interest rates and by changes in the effective maturities and credit rating of these securities. For example, the value of debt securities in the Fund's portfolio generally will decline when interest rates rise and increase when interest rates fall. In addition, falling interest rates may cause an issuer to redeem, call or refinance a security before its stated maturity, which may result in the Fund having to reinvest the proceeds in lower yielding securities.

Credit Risk: The values of any of the Fund's investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which the Fund may invest are considered speculative and are generally subject to greater volatility and risk of loss than investment grade securities, particularly in deteriorating

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012
(Unaudited)

economic conditions. The Fund invests a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Though the Fund has not been adversely impacted, continuing shifts in the market's perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain securities held by the Fund.

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding securities sold short and short-term investments with maturities of 60 days or less at the time of purchase) aggregated $3,534,836,719 for the six month period ended June 30, 2012. The proceeds and cost of securities sold resulting in net realized gains of $149,154,056 aggregated $2,516,520,651 and $2,367,366,595, respectively, for the six month period ended June 30, 2012. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities (excluding securities sold short) held at June 30, 2012, for federal income tax purposes was $8,082,292,201. Gross unrealized appreciation and depreciation for all investment securities at June 30, 2012, for federal income tax purposes was $894,981,966 and $293,991,766 respectively resulting in net unrealized appreciation of $600,990,200. As of and during the six month period ended June 30, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before December 31, 2008 or by state tax authorities for years ended on or before December 31, 2007.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year for the provision of financial services to the Fund. The Adviser has agreed to voluntarily reduce its fees for any annual expenses (exclusive of short sale dividends, interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. The Adviser is not obligated to continue this fee reduction policy indefinitely. No fees were waived during the period.

For the six month period ended June 30, 2012, the Fund paid aggregate fees of $62,000 to all Trustees who are not interested persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors. Inc.

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012
(Unaudited)

NOTE 6 — Securities Sold Short

The Fund maintains cash deposits and segregates marketable securities in amounts equal to the current market value of the securities sold short or the market value of the securities at the time they were sold short, whichever is greater. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The dividends on securities sold short are reflected as short sale dividend expense.

NOTE 7 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the six month period ended June 30, 2012, the Fund collected $443,404 in redemption fees, which amounts to less than $0.01 per share.

NOTE 8 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the year. The distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 9 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. However, most fixed income securities are generally valued at prices obtained from pricing vendors. Vendors value such securities based on one or more of the following inputs: transactions, bids, offers quotations from dealers and trading systems, spreads and other relationships observed in the markets among comparable securities, benchmarks, underlying equity of the issuer, and proprietary pricing models such as cash flows, financial or collateral performance and other reference data (includes prepayments, defaults, collateral, credit enhancements, and interest rate volatility). Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund's Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit

FPA CRESCENT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2012
(Unaudited)

enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. These assumptions consider inputs such as proprietary pricing models, cash flows, prepayments, defaults, and collateral. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2012:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks — Long	$5,951,492,828	—	$12,916,069	$5,964,408,897
Limited Partnerships	—	—	66,317,458	66,317,458
Convertible Bonds & Debentures	—	$17,946,879	—	17,946,879
Non-Convertible Bonds & Debentures	—	231,641,730	203,833,296	435,475,026
U.S. Government & Agencies	—	2,182,945,553	—	2,182,945,553
Short-Term Investments	—	416,438,040	—	416,438,040
	$5,951,492,828	$2,846,972,202	$283,066,823	$9,083,531,853
Currency Derivatives/Futures	$—	$16,188,588	$—	$16,188,588
Securities Sold Short
Common Stocks Sold Short	$(308,179,008)	—	—	$(308,179,008)
Non-Convertible Bonds & Debentures Sold Short	—	$(6,530,177)	—	(6,530,177)
	$(308,179,008)	$(6,530,177)	—	$(314,709,185)

The following table summarizes the Fund's Level 3 investment securities and related transactions during the six month period ended June 30, 2012:

Investment	Beginning Value at December 31, 2011	Net Realized and Unrealized Gains (Losses)*	Purchases	(Sales)	Net Transfers In (Out)	Ending Value at June 30, 2012
Common Stocks — Long	$13,152,168	$835,403	—	$(1,071,502)	—	$12,916,069
Limited Partnership	56,049,186	3,930,285	$6,337,987	—	—	66,317,458
Non-Convertible Bonds & Debentures	161,697,920	28,628,951	66,461,420	(52,954,995)	—	203,833,286
	$230,899,274	$33,394,639	$72,799,407	$(54,026,497)	—	$283,066,823

*  Net realized and unrealized gains (losses) are included in the related amounts in the statement of operations.

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period.

Note 10 — Commitments

At June 30, 2012, the Fund was liable for unfunded commitments of $2,638,207 for the U.S. Farming Realty Trust, and $11,246,391 for the MOB Participation.

FPA CRESCENT FUND
SHAREHOLDER EXPENSE EXAMPLE

June 30, 2012
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though FPA Crescent Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2011	$1,000.00	$1,000.00
Ending Account Value June 30, 2012	$1,035.50	$1,018.66
Expenses Paid During Period*	$6.38	$6.34

*  Expenses are equal to the Fund's annualized expense ratio of 1.26%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2012 (182/366 days).

FPA CRESCENT FUND
TRUSTEE AND OFFICER INFORMATION

Name, Age & Address	Position(s) With Trust/ Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)*	Trustee & Chairman† Years Served: 9	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7

Thomas P. Merrick – (75)*	Trustee† Years Served: 2	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7

Alfred E. Osborne, Jr. – (67)*	Trustee† Years Served: 9	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (69)*	Trustee† Years Served: 5	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7	The Motion Picture and Television Fund

Allan M. Rudnick – (71)*	Trustee† Years Served: 1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7

Steven Romick – (49)	Trustee,† President & Chief Investment Officer Years Served: 18	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	2	Arden Group, Inc.

Eric S. Ende – (67)	Vice President Years Served: 9	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (52)	Treasurer Years Served: 9	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: 9	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (57)	Secretary Years Served: 9	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (45)	Assistant Treasurer Years Served: 5	Vice President and Controller of the Adviser since 2005.

Michael P. Gomez – (27)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

FPA CRESCENT FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St. Ste A
Milwaukee, WI, 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPACX
CUSIP: 30254T759

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA Crescent Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2012 is available without charge, upon request, by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the second and fourth quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

FPA International Value Fund

Semi-Annual Report

June 30, 2012

Distributor:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

FPA INTERNATIONAL VALUE FUND

LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

During the second quarter of 2012, the Fund returned a negative 5.24%, which compares favorably to the MSCI All Country World Index (ex-U.S.) (Net) (the "Index") loss of 7.61%. Since inception on December 1, 2011, our Fund has returned 8.40% vs. 1.62% for the Index.

Capturing value over time

We do not consider short-term returns versus an index to be particularly meaningful. Because we concentrate solely on finding companies offering the best value, index comparisons offer limited relevance to our strategy. We encourage shareholders to consider the Fund's returns over the medium to long-term, and focus on the underlying quality of the businesses we own today, along with the margins of safety we believe they offer. While we are not satisfied with absolute negative returns, we note that the decline in market prices against relatively stable business values has made our holdings more attractive prospectively. At the end of the quarter, our portfolio of investments offered a 36% discount (vs. 31% at March 31, 2012) to our underlying intrinsic value estimates on a weighted average basis.

Key performers

Our best performing holding in the quarter was Diageo (up 7.2% in US currency). Based in the UK, Diageo is the global leading producer and distributor of premium spirits. The group's portfolio is mostly geared towards Scotch (Johnnie Walker) and Vodka (Smirnoff), but also includes about a third of the world's 100 leading spirit and beer brands. The business hasn't experienced a down year in a decade and has grown at an organic compound annual growth rate (CAGR) of 5% over the period. 40% of revenues are generated in emerging markets where Diageo now stands to reap the rewards of years of investments. Operating profits margins are typically in excess of 30% in established markets. The group generates returns on capital in excess of 20% and high, sustainable free cash flows. Management has proven operationally strong, value-creation focused, and shareholder-oriented. CEO Paul Walsh has led the firm for over a decade. Walsh repositioned the portfolio away from food, made financially sound spirit acquisitions, and pulled out of overpriced auctions. In his tenure, he has returned £ 9 billion in dividends and £ 8 billion through buybacks to shareholders, or 40% of the current market capitalization. The balance sheet has a reasonable amount of leverage in light of the strong cash generation at 2x net debt/EBITDA. Diageo is a good example of high business quality consistently underappreciated by capital markets. We have followed the company for many years and we remain interested in owning the stock so long as it trades at a material discount to our fair value estimate.

Our worst performing stock was Daimler (down 22.4%). Daimler was our best performer in the previous period (when it was up 34.0%). This is similar to the last quarter's situation with Philips, which was one of our best performing holdings again this period (up 2.3%), as the company reported results that were better than analysts had feared a few months ago. In the case of Daimler, the stock traded down on Chinese growth concerns, and the implications for earning expectations in the coming quarters. We never shared the Street's hopes for wild uninterrupted growth in China, and don't claim to know precisely what Daimler's next year sales will be in that region. However, we do expect that in the long run, China will remain one of the group's largest individual markets.

1

Concept of intrinsic value

More importantly, our valuation of Philips, Daimler, or any other business for that matter is not based on short-term results. We strive to understand the competitive dynamics of a business, using that to estimate its long-term economics and associated free cash flows. This free cash flow generation out into perpetuity is the basis for our estimate of intrinsic value. Relative to that, what happens to profits in any given quarter isn't significant, providing it doesn't reflect a change in the fundamentals of the business. Little of the value of any given business is created in one year, let alone one quarter. In many cases, however, fears over upcoming quarterly results will drive stock price volatility and offer long-term investors like ourselves the opportunity to invest in high-quality businesses at substantial discounts to fair value. One of our goals as managers of FPA International Value Fund is to take advantage of these opportunities.

Investors face realities

The Fund's general profile did not change much in the second quarter. In a reversal of the prior period, however, we witnessed a change of heart in capital markets that led us to make several portfolio decisions. Whereas in the first quarter investors seemed to turn a blind eye to the many challenges facing the world economy, in the second, they engaged more directly with the dysfunctional political environments in many developed countries: high levels of government and consumer debt, troubled financial institutions, and the prospect of tax increases together with further austerity measures. These issues returned to the forefront with more banks' missteps, hectic elections in Greece, a new socialist government in France, a precipitated bailout of the Spanish financial system, and further deterioration in economic data, particularly in the European periphery. The same way we didn't believe that business values had improved significantly in the first quarter, we don't think that they declined materially this quarter and thus, took several initiatives in line with our bottom-up approach to investing.

Portfolio decisions

At the end of the quarter, our Fund was 79% invested (up from 66% at March 31, 2012). This increase arose from a combination of the decline in prices and acting on specific research outcomes. We took advantage of depressed valuations to increase our exposure to some existing positions and re-purchased stakes in Michael Page and Alten. We had sold out of these holdings last quarter after they had returned 31.3% and 37.6%, respectively. Following the sales and prior to our renewed investments, their stocks had retreated -19.0% and -19.4%, respectively. We continue to monitor high quality names with hopes of becoming shareholders and, consistent with our valuation discipline, invest any time their stocks offer at least 50% upside. Michael Page and Alten are good examples of irrational market behaviors (disconnects that arise in the short-term between fluctuations in stock prices and business values) and how we take advantage of these anomalies when we invest. We also initiated a position in Travis Perkins, the UK's largest builders' merchant. The group earns industry leading margins and returns on capital, has a strong balance sheet, and is managed by a long-serving, value-minded management team. While Travis' current trading outlook is challenged, we are able to purchase the business at attractive multiples of current profits and free cash flows. In difficult times, we expect the company will continue to widen its competitive moat thus allowing for increased value creation and ultimately benefitting long-term shareholders.

We note that following these decisions, our portfolio remains geared towards companies domiciled in Europe. This is only a reflection of where we find the most compelling opportunities, as our investment approach is agnostic to geographic or sector exposure. In addition, many of the businesses we invest in operate globally and thus, generate a large portion of both their current and future cash flows outside Europe. That means the risk to our estimate of fair value is less coming from Europe than corporations' domiciles otherwise suggest. Where business value is created is what is important to us as investors.

2

Long-term value investment opportunities

As we mentioned in prior commentaries, this is far from an easy time to be managing money. We remain mindful of the many difficulties ahead when analyzing businesses, gauging their financial strength, and assessing intrinsic values. At the same time, valuations are compressing again for some securities, increasing the scope of investment opportunities and enhancing the prospect of superior returns for long-term value investors. While the economic environment remains bleak, in particular in Europe, and while some companies will suffer further pressure, competitively advantaged businesses with strong balance sheets run by capable management teams should eventually build stronger competitive positions. We travelled extensively in the last period and are actively researching companies that appear so positioned. Our portfolio is comprised of many such businesses and while near-term trading conditions may prove difficult, we are enthused about the long-term prospects of the companies in which we invest, the significant discounts to intrinsic values at which they trade, and the opportunity to be able to buy their stocks.

As always, we thank you for your confidence and look forward to continue serving your interests as shareholders of the FPA International Value Fund.

Respectfully submitted,

Pierre O. Py
Portfolio Manager
July 27, 2012

Team Update

On a different front, I am saddened to report that my friend and colleague of nearly a decade Eric Bokota stepped down as Co-Portfolio Manager of the FPA International Value Fund. Eric could no longer dedicate the energy and attention that the business requires and had to come to the difficult decision of resigning from FPA, effective July 23, 2012. In a press release published the same day, he expressed his firm belief in the strategy and announced his intention to maintain a significant investment in the Fund.

I will continue as Portfolio Manager of FPA International Value Fund and will act as sole Manager of the Strategy going forward. While these are difficult, unforeseen circumstances, it does not impact the portfolio as we invest in a small number of companies with a long-term view and expect limited turnover.

We are fortunate in that we were in the process of adding analytical resources to the team. I am very excited by some of the candidates we came across and confident that we will find strong investment talent to contribute to our international research effort. In the interim, FPA's management and investment professionals have offered their full support in managing the transition. FPA remains strongly committed to the Strategy.

I would like to thank Eric for his contributions to FPA. While I will miss him, I support his decision. I wish him well and I hope to have the opportunity to work with him again at some point in the future. I also take this opportunity to thank my associates at FPA who have proven to be remarkable partners throughout this challenging time.

3

Past performance is not indicative of future performance. The MSCI ACWI ex-USA Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

The discussion of Fund investments represents the views of the Fund's managers at the time of this report and is subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on current management expectations, they are considered "forward-looking statements" which may or may not be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

4

FPA INTERNATIONAL VALUE FUND

PORTFOLIO SUMMARY

June 30, 2012
(Unaudited)

Common Stocks		78.1%
Business Services	21.5%
Industrial Products	13.4%
Technology	8.3%
Consumer Non-Durables	8.1%
Human Resources	7.5%
Basic Materials	6.9%
Trading & Distribution	6.3%
Consumer Durables	6.1%
Currency Forwards		0.2%
Short-Term Investments		21.8%
Other Assets and Liabilities, net		(0.1)%
Total Net Assets		100.0%

MAJOR PORTFOLIO CHANGES

For the Six Months Ended June 30, 2012
(Unaudited)

Shares
NET PURCHASES
Common Stocks
Brambles Ltd (1)	42,870
G4S plc (1)	29,081
Legrand S.A. (1)	9,223
Sodexo (1)	1,696
Travis Perkins plc (1)	17,600
NET SALES
Common Stocks
Rexel S.A. (2)	2,971

(1) Indicates new commitment to portfolio

(2) Indicates elimination from portfolio

5

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS

June 30, 2012
(Unaudited)

COMMON STOCKS	Shares	Value
BUSINESS SERVICES — 21.5%
BBA Aviation plc	84,477	$269,929
Brambles Ltd	42,870	270,364
G4S plc	29,081	127,128
LSL Property Services plc	180,943	661,057
Publicis Groupe	6,116	278,843
Sodexo	1,696	131,699
		$1,739,020
INDUSTRIAL PRODUCTS — 13.4%
ASSA ABLOY AB	11,479	$319,322
GEA Group Aktiengesellschaft	9,993	265,148
Koninklijke Philips Electronics N.V.	9,533	187,718
Legrand S.A.	9,223	312,079
		$1,084,267
TECHNOLOGY — 8.3%
ALTEN S.A.	12,200	$337,517
SAP AG	5,682	336,450
		$673,967
CONSUMER NON-DURABLES — 8.1%
Britvic plc	75,822	$391,787
Diageo plc	10,351	266,213
		$658,000
HUMAN RESOURCES — 7.5%
Adecco S.A.	8,209	$363,039
Michael Page International plc	42,250	247,433
		$610,472
BASIC MATERIALS — 6.9%
Incitec Pivot Limited	99,324	$289,807
Travis Perkins plc	17,600	267,536
		$557,343
TRADING & DISTRIBUTION — 6.3%
Atea ASA	52,600	$461,444
Wolseley plc	1,394	51,900
		$513,344
CONSUMER DURABLES — 6.1%
Daimler AG	10,191	$455,546
The Swatch Group Ltd	107	42,081
		$497,627
TOTAL COMMON STOCKS — 78.1% (Cost $6,412,497)		$6,334,040

6

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

Value
CURRENCY FORWARDS — 0.2%
Euro @ €1.292 — 01/9/14*	$3,803
Euro @ €1.33068 — 01/9/14*	4,463
Euro @ €1.31835 — 01/9/14*	692
Euro @ €1.3149 — 01/9/14*	1,909
British Pounds @ £1.5365 — 01/9/14*	(1,551)
British Pounds @ £1.55627 — 01/9/14*	(387)
British Pounds @ £1.56091 — 01/9/14 *	(104)
British Pounds @ £1.56997 — 01/9/14*	187
British Pounds @ £1.58715 — 01/9/14*	526
British Pounds @ £1.59647 — 04/24/14*	567
British Pounds @ £1.6113 — 04/24/14*	1,396
Euro @ €1.32673 — 05/7/14*	1,496
Euro @ €1.3188 — 05/7/14*	3,692
British Pounds @ £1.60445 — 05/07/14*	1,355
Euro @ €1.30633 — 05/12/14*	797
Euro @ €1.2901 — 05/12/14*	394
British Pounds @ £1.5986 — 05/12/14*	505
British Pounds @ £1.5856 — 05/12/14*	183
British Pounds @ £1.57272 — 05/22/14*	980
British Pounds @ £1.5673 — 05/29/14*	64
British Pounds @ £1.5612 — 05/30/14*	(134)
Euro @ €1.26565 — 06/06/14*	131
British Pounds @ £1.5389 — 06/09/14*	(890)
British Pounds @ £1.5382 — 06/09/14*	(457)
British Pounds @ £1.5334 — 06/09/14*	(1,073)
Euro @ €1.26517 — 06/12/14*	15
Euro @ €1.26844 — 06/16/14*	442
Euro @ €1.26226 — 06/27/14*	(97)
$18,904
TOTAL INVESTMENT SECURITIES — 78.3% (Cost $6,412,497)	$6,352,944

7

FPA INTERNATIONAL VALUE FUND

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2012
(Unaudited)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 21.8% (Cost $1,765,001)
State Street Bank Repurchase Agreement — 0.01% 07/02/12 (Collateralized by $1,670,000 Principal Amount U.S. Treasury Note — 3.125% 2041, market value $1,801,110)	$1,765,000	$1,765,001
TOTAL INVESTMENTS — 100.1% (Cost $8,177,498)		$8,117,945
Other assets and liabilities, net — (0.1)%		(12,233)
TOTAL NET ASSETS — 100%		$8,105,712

*  Non-income producing securities

See notes to financial statements.
8

FPA INTERNATIONAL VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2012
(Unaudited)

ASSETS
Investments at value:
Investment securities — at market value (identified cost $6,412,497)	$6,352,944
Short-term investments — at amortized cost (maturities 60 days or less)	1,765,001	$8,117,945
Cash		971
Receivable for:
Capital stock sold	$69,200
Dividends	9,996	79,196
		$8,198,112
LIABILITIES
Payable for:
Investment securities purchased	$68,893
Advisory fees	23,507	92,400
NET ASSETS		$8,105,712
SUMMARY OF SHAREHOLDERS' EQUITY
Capital stock — no par value; unlimited authorized shares; 747,555 outstanding shares		$8,063,804
Undistributed net realized gain on investments		42,832
Undistributed net investment income		58,629
Unrealized depreciation of investments		(59,553)
NET ASSETS		$8,105,712
NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE PER SHARE
Net asset value and redemption price per share (net assets divided by shares outstanding)		$10.84

See notes to financial statements.
9

FPA INTERNATIONAL VALUE FUND

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2012
(Unaudited)

INVESTMENT INCOME
Dividends		$89,530
Interest		80
		$89,610
EXPENSES:
Directors fees and expenses	$42,618
Reports to shareholders	31,765
Registration fees	30,425
Audit and tax service fees	25,000
Advisory fees	22,964
Transfer agent fees and expenses	12,521
Custodian fees and expenses	10,743
Legal fees	7,106
Insurance	5,014
Financial services	2,323
Other fees and expenses	5,029
Total expenses	$195,508
Expenses reimbursed by Adviser	(164,527)	30,981
Net investment income		$58,629
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments:
Proceeds from sales of investment securities	$386,703
Cost of investment securities sold	343,871
Net realized gain on investments		$42,832
Change in unrealized appreciation of investments:
Unrealized appreciation at beginning of period	$17,448
Unrealized depreciation at end of period	(59,553)
Change in unrealized depreciation of investments		(77,001)
Net realized and unrealized loss on investments		$(34,169)
NET CHANGE IN NET ASSETS RESULTING FROM OPERATIONS		$24,460

See notes to financial statements.
10

FPA INTERNATIONAL VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2012 (Unaudited)		For the Period December 1, 2011 to December 31, 2011
CHANGE IN NET ASSETS
Operations:
Net investment income (loss)	$58,629		$(700)
Net realized gain on investments	42,832		—
Change in unrealized appreciation (depreciation) of investments	(77,001)		17,448
Change in net assets resulting from operations		$24,460		$16,748
Capital Stock transactions:
Proceeds from Capital Stock sold	$7,163,302		$102,000
Cost of Capital Stock repurchased*	(500,798)	6,662,504	—	102,000
Total change in net assets		$6,686,964		$118,748
NET ASSETS
Beginning of period		1,418,748		1,300,000
End of period		$8,105,712		$1,418,748
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold		653,893		10,381
Shares of Capital Stock repurchased		(46,719)		—
Change in Capital Stock outstanding		607,174		10,381

*  Net of redemption fees of $12,467 and $0 collected for the periods ended June 30, 2012, and December 31, 2011, respectively.

See notes to financial statements.
11

FPA INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout the Period

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Period December 1, 2011 to December 31, 2011
Per share operating performance:
Net asset value at beginning of period	$10.11		$10.00
Income from investment operations:
Net investment income	$0.08		—	*
Net realized and unrealized gain (loss) on investment securities	0.63		$0.11
Total from investment operations	$0.71		$0.11
Redemption fees	$0.02		—
Net asset value at end of period	$10.84		$10.11
Total investment return**	7.22%		1.10%
Ratios/supplemental data:
Net assets at end of period	$8,105,712		$1,418,748
Ratio of expenses to average net assets:
Before reimbursement from Adviser	7.53	%†	16.64	%†
After reimbursement from Adviser	1.35	%†	1.35	%†
Ratio of net investment income (loss) to average assets:
Before reimbursement from Adviser	(4.08	)%†	(15.9	)%†
After reimbursement from Adviser	2.26	%†	(0.61	)%†
Portfolio turnover rate	24	%†	0%

*  Rounds to less than $0.01 per share.

**  Return is based on net asset value per share and is not annualized

†  Annualized

See notes to financial statements.
12

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2012
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA International Value Fund (the "Fund"), a series of the FPA Funds Trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund commenced operations on December 1, 2011. The Fund's primary investment objective is to seek above average capital appreciation over the long term while attempting to minimize the risk of capital loss. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Note 8.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

C.  Use of Estimates

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and Other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund principally invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

NOTE 3 — Purchases of Investment Securities

Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less at the time of purchase) aggregated $5,791,047 for the period ended June 30, 2012. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

13

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

The cost of investment securities held at June 30, 2012, was $6,412,497 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments at June 30, 2012, for federal income tax purposes was $160,827 and $220,380, respectively resulting in net unrealized depreciation of $59,553. As of and during the period ended June 30, 2012, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) in excess of 1.85% of the average net assets of the Fund for the year. In addition, the Adviser has contractually agreed to reimburse expenses in excess of 1.35% of the average net assets of the Fund (exclusive of interest, taxes, the cost of brokerage and research services, and extraordinary expenses such as litigation) through April 30, 2013.

For the period ended June 30, 2012, the Fund paid aggregate fees of $41,833 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase for certain purchases made by persons eligible to purchase shares without an initial sales charge. For the period ended June 30, 2012, the Fund collected $12,467 in redemption fees. The impact of these fees is $0.02 per share.

NOTE 7 — Distributor

FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received no fees for distribution services during the period. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

NOTE 8 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Short-term corporate notes with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under guidelines adopted by authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring

14

FPA INTERNATIONAL VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

(Unaudited)

after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of June 30, 2012:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks	$6,334,040	—	—	$6,334,040
Currency Forwards	—	$18,904	—	18,904
Short-Term Investments	—	1,765,001	—	1,765,001
	$6,334,040	$1,783,905	—	$8,117,945

Transfers of investments between different levels of the hierarchy are recorded at market value as of the end of the reporting period. There were no significant transfers between Levels 1, 2, or 3 during the period ending June 30, 2012.

15

FPA INTERNATIONAL VALUE FUND

SHAREHOLDER EXPENSE EXAMPLE

June 30, 2012
(Unaudited)

Fund Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000= 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 31, 2011	$1,000.00	$1,000.00
Ending Account Value June 30, 2012	$1,072.20	$1,018.20
Expenses Paid During Period*	$6.96	$6.80

*  Expenses are equal to the Fund's annualized expense ratio of 1.35%, multiplied by the average account value over the period and prorated for the six-months ended June 30, 2012 (182/366 days).

16

FPA INTERNATIONAL VALUE FUND

DIRECTOR AND OFFICER INFORMATION

Name & Address	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Willard H. Altman, Jr. – (76)*	Trustee & Chairman† Years Served: <1	Retired. Formerly, until 1995, Partner of Ernst & Young LLP, a public accounting firm.	7

Thomas P. Merrick – (75)*	Trustee† Years Served: <1	Private Consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee Member and Vice President of Fluor Corporation, responsible for strategic planning, from 1993 to 1998.	7

Alfred E. Osborne, Jr. – (67)*	Trustee† Years Served: <1	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	4	Wedbush, Inc., Heckmann Corporation and Kaiser Aluminum, Inc.

Patrick B. Purcell – (69)*	Trustee† Years Served: <1	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to March 1998.	7	The Motion Picture and Television Fund

Allan M. Rudnick – (71)*	Trustee† Years Served: <1	Private Investor. Formerly, Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007	7

Steven Romick – (49)	Trustee,† President & Chief Investment Officer Years Served: <1	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1996 to 2006.	2	Arden Group, Inc.

Pierre O. Py – (35)	Portfolio Manager Years Served: <1	Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.

Eric S. Ende – (67)	Vice President Years Served: <1	Partner of the Adviser since 2006. Formerly, Senior Vice President of First Pacific Advisors, Inc. from 1984 to 2006.	3

J. Richard Atwood – (52)	Treasurer Years Served: <1	Chief Operating Officer of the Adviser. President and Chief Executive Officer of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Christopher H. Thomas – (55)	Chief Compliance Officer Years Served: <1	Vice President and Chief Compliance Officer of the Adviser and Vice President of FPA Fund Distributors, Inc.		FPA Fund Distributors, Inc.

Sherry Sasaki – (57)	Secretary Years Served: <1	Assistant Vice President and Secretary of the Adviser and Secretary of FPA Fund Distributors, Inc.

E. Lake Setzler – (45)	Assistant Treasurer Years Served: <1	Vice President and Controller of the Adviser since 2005.

Michael P. Gomez – (27)	Assistant Vice President Years Served: <1	Assistant Vice President of the Adviser since 2010. Formerly In-Charge Associate of PricewaterhouseCoopers from 2007-2010.

†  Trustees serve until their resignation, removal or retirement.

*  Audit Committee member

Additional information on the Trustees is available in the Statement of Additional Information. Each of the above listed individuals can be contacted at 11400 W. Olympic Blvd., Suite 1200, Los Angeles, CA 90064.

17

FPA INTERNATIONAL VALUE FUND

INVESTMENT ADVISER

First Pacific Advisors, LLC
11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
803 W. Michigan St., Suite A
Milwaukee, WI 53233-2301

(800) 638-3060

CUSTODIAN

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPIVX
CUSIP: 30254T726

DISTRIBUTOR

FPA Fund Distributors, Inc.
11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064

LEGAL COUNSEL

K&L Gates LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA International Value Fund, and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's schedule of portfolio holdings, filed the first and third quarter on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling 1-202-942-8090. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors and performance, and is updated on or about the 15th business day after the end of the quarter.

Item 2.	Code of Ethics. Not Applicable to this semi-annual report.

Item 3.	Audit Committee Financial Expert. Not Applicable to this semi-annual report.

Item 4.	Principal Accountant Fees and Services. Not Applicable to this semi-annual report.

Item 5.	Audit Committee of Listed Registrants. Not Applicable.

Item 6.	Schedule of Investments. The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not Applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. Not Applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders. There has been no material change to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.	Exhibits.

	(a)(1)	Code of ethics as applies to the registrant’s officers and trustees, as required to be disclosed under Item 2 of Form N-CSR. Not Applicable to this semi-annual report.

	(a)(2)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the Investment Company Act of 1940. Attached hereto.

	(a)(3)	Not Applicable

	(b)	Separate certification for the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940. Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange  Act of  1934  and  the  Investment  Company  Act  of  1940,  the registrant has duly caused this report to be signed  on  its behalf by the undersigned, thereunto duly authorized.

FPA FUNDS TRUST’S FPA CRESCENT FUND AND FPA INTERNATIONAL VALUE FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   August 17, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

FPA FUNDS TRUST’S FPA CRESCENT FUND AND FPA INTERNATIONAL VALUE FUND

By:	/s/ STEVEN T. ROMICK
Steven T. Romick, President
(Principal Executive Officer)

Date:   August 17, 2012

By:	/s/ J. RICHARD ATWOOD
J. Richard Atwood, Treasurer
(Principal Financial Officer)

Date:   August 17, 2012